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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 August 8, 2005
                                ----------------
                Date of Report (Date of earliest event reported)

                           OSI PHARMACEUTICALS, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-15190                13-3159796
         ----------                    ----------              -----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)


                             58 South Service Road
                              Melville, NY  11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                            -------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                                ---------------
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17
     CFR   230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act   (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act   (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events

     On August 8, 2005, OSI Pharmaceuticals, Inc. ("OSI") issued a press release announcing that the Oncologic Drugs Advisory Committee panel will review at its September 13, 2005 meeting the use of Tarceva(R) (erlotinib) plus gemcitabine chemotherapy for the treatment of advanced pancreatic cancer in patients who have not received any previous treatment. Details regarding the review are set forth in OSI's press release dated August 8, 2005 which is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  EXHIBITS

EXHIBIT NO.                          DESCRIPTION
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   99.1                  Press release, dated August 8, 2005.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2005                       OSI PHARMACEUTICALS, INC.
      ----------------


                                             By: /s/ MICHAEL G. ATIEH
                                                ----------------------
                                                Michael G. Atieh
                                                Executive Vice President and
                                                Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
   99.1      Press release, dated August 8, 2005.